                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):      May 19, 1998
                                                  ---------------------

                         DYNA GROUP INTERNATIONAL, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

            000-17385                                 87-0404753
            ---------                                 ----------
     (Commission File Number)           (IRS Employer Identification No.)

1661 S. Seguin Avenue, New Braunfels, Texas              78130
-------------------------------------------              -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (830) 620-4400

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                   Dyna Group International, Inc.

                                   /s/ JAMES M. SABLIC

                                   James M. Sablic, Chief Financial Officer



Date:  May 19, 1998

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT


(a)  SECTION 304(a)(1)

     1. On May 13, 1998 Dyna Group International, Inc. (the "Company") terminated its relationship with the accounting firm of BDO Seidman, LLP as its independent auditors.

     2. The independent auditors report on the Company's financial statements for the years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer opinion, nor was modified as to uncertainty, audit scope or accounting principle.

     3. The change of principal accountants was approved by the Company's Board of Directors on May 13, 1998.

     4. There were no disagreements with BDO Seidman, LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.

                                 EXHIBIT INDEX


                                                                  SEQUENTIALLY
EXHIBIT NO.              EXHIBIT NAME                             NUMBERED PAGE
-----------              ------------                             -------------
   4.0              Statement of prior certifying accountant          5
                    in response to the information disclosed
                    herein.